Exhibit 99.1(a)
On November 21, 2007, the 1992 GRAT Remainder Trust f/b/o Gary M. Lauder (the "GML GRAT") sold 12,282 shares of Class A Common Stock at an average sale price of $42.4432. The information regarding the shares sold that day at each price per share appears in the two columns below:

100  $42.14
100  $42.15
300  $42.20
400  $42.24
200  $42.25
100  $42.26
382  $42.27
400  $42.28
200  $42.29
300  $42.30
400  $42.31
300  $42.32
300  $42.33
900  $42.34
300  $42.35
200  $42.36
300  $42.37
100  $42.38
400  $42.39
100  $42.41
300  $42.42
100  $42.44
600  $42.45
300  $42.46
400  $42.48
600  $42.49
100  $42.50
100  $42.52
200  $42.53
100  $42.54
100  $42.55
300  $42.56
400  $42.57
300  $42.58
300  $42.59
100  $42.60
400  $42.61
100  $42.62
200  $42.63
100  $42.64
300  $42.65
200  $42.66
100  $42.68
100  $42.69
100  $42.70
200  $42.71
100  $42.72
100  $42.73
100  $42.79
100  $42.87

On November 23, 2007, the GML GRAT sold 12,282 shares of Class A Common Stock at an average sale price of $42.0998. The information regarding the shares sold that day at each price per share appears in the two columns below:

100  $41.91
500  $41.94
200  $41.95
100  $41.96
800  $41.97
882  $41.98
300  $41.99
400  $42.00
100  $42.01
100  $42.02
200  $42.04
500  $42.06
400  $42.07
700  $42.08
800  $42.09
900  $42.10
600  $42.11
800  $42.12
400  $42.13
500  $42.14
300  $42.15
200  $42.16
100  $42.17
100  $42.18
100  $42.19
100  $42.20
100  $42.21
100  $42.22
200  $42.23
200  $42.24
100  $42.27
600  $42.29
100  $42.30
200  $42.31
100  $42.32
200  $42.33
100  $42.35
100  $42.38

On November 26, 2007, the GML GRAT sold 12,282 shares of Class A Common Stock at an average sale price of $42.3542. The information regarding the shares sold that day at each price per share appears in the two columns below:

100  $41.92
100  $41.95
100  $42.07
100  $42.11
100  $42.17
200  $42.21
382  $42.22
600  $42.23
900  $42.24
700  $42.25
800  $42.26
300  $42.27
100  $42.30
100  $42.32
100  $42.33
200  $42.34
300  $42.35
300  $42.36
800  $42.37
600  $42.38
800  $42.39
300  $42.40
300  $42.41
200  $42.42
200  $42.43
400  $42.44
400  $42.45
100  $42.46
500  $42.47
100  $42.48
600  $42.49
400  $42.50
500  $42.51
200  $42.53
100  $42.54
300  $42.55

Exhibit 99.1(b)
On November 21, 2007, the Second Amendment and Restatement of the Gary M. Lauder Revocable Trust u/a/ dated October 6, 2003 formerly known as the Gary M. Lauder 2000 Revocable Trust (the "GML Revocable Trust") sold
25,000 shares of Class A Common Stock at an average sale price of $42.4412. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100  $42.14
  100  $42.16
  200  $42.18
  100  $42.19
  200  $42.20
  400  $42.21
  400  $42.22
  200  $42.23
  700  $42.24
  400  $42.25
  100  $42.26
  600  $42.27
  200  $42.28
1,000  $42.29
  400  $42.30
  500  $42.31
1,000  $42.32
1,000  $42.33
  700  $42.34
  700  $42.35
  700  $42.36
  800  $42.37
  200  $42.38
  700  $42.39
  500  $42.40
  100  $42.41
  400  $42.42
  100  $42.43
  400  $42.44
  900  $42.45
  300  $42.46
  100  $42.47
1,200  $42.48
  600  $42.49
  600  $42.50
  200  $42.51
  200  $42.52
  200  $42.53
  500  $42.54
  400  $42.55
  500  $42.56
1,100  $42.57
  700  $42.58
  600  $42.59
  200  $42.60
  400  $42.61
  400  $42.62
  100  $42.63
  400  $42.64
  200  $42.65
  400  $42.66
  200  $42.67
  200  $42.69
  300  $42.70
  600  $42.71
  100  $42.72
  100  $42.76
  100  $42.82
  100  $42.85
  200  $42.88

On November 23, 2007, the GML Revocable Trust sold 25,000 shares of Class A Common Stock at an average sale price of $42.0997. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100  $41.91
  100  $41.92
  700  $41.94
  900  $41.95
  200  $41.96
1,200  $41.97
1,900  $41.98
  800  $41.99
  400  $42.00
  500  $42.01
  400  $42.02
  200  $42.04
  800  $42.06
  900  $42.07
1,900  $42.08
1,700  $42.09
1,500  $42.10
1,200  $42.11
1,700  $42.12
1,000  $42.13
  900  $42.14
  400  $42.15
  300  $42.16
  200  $42.17
  200  $42.18
  500  $42.19
  300  $42.20
  200  $42.21
  200  $42.22
  200  $42.23
  300  $42.24
  200  $42.25
  100  $42.26
  100  $42.28
1,100  $42.29
  100  $42.30
  600  $42.31
  300  $42.32
  300  $42.33
  300  $42.34
  100  $42.35

On November 26, 2007, the GML Revocable Trust sold 25,000 shares of Class A Common Stock at an average sale price of $42.3544. The information regarding the shares sold that day at each price per share appears in the two columns below:

  200  $41.85
  100  $41.92
  100  $41.95
  100  $41.99
  100  $42.06
  100  $42.10
  200  $42.12
  100  $42.14
  100  $42.15
  100  $42.18
  100  $42.20
  100  $42.21
  700  $42.22
1,000  $42.23
1,600  $42.24
1,600  $42.25
1,800  $42.26
  400  $42.27
  300  $42.28
  100  $42.29
  200  $42.30
  100  $42.31
  200  $42.32
  200  $42.34
  300  $42.35
  900  $42.36
1,300  $42.37
1,400  $42.38
1,400  $42.39
1,400  $42.40
  500  $42.41
  400  $42.42
  500  $42.43
  400  $42.44
1,100  $42.45
  600  $42.46
  500  $42.47
  800  $42.48
1,000  $42.49
1,000  $42.50
  700  $42.51
  400  $42.52
  200  $42.53
  300  $42.54
  100  $42.55
  100  $42.57
  100  $42.59

Exhibit 99.1(c)
On November 21, 2007, the 1992 GRAT Remainder Trust f/b/o William P. Lauder (the "WPL GRAT") sold 12,282 shares of Class A Common Stock at an average sale price of $42.4446. The information regarding the shares sold that day at each price per share appears in the two columns below:

100  $42.14
100  $42.15
300  $42.20
100  $42.23
300  $42.24
100  $42.25
200  $42.26
282  $42.27
400  $42.28
100  $42.29
400  $42.30
400  $42.31
400  $42.32
500  $42.33
600  $42.34
400  $42.35
100  $42.36
400  $42.37
100  $42.38
400  $42.39
100  $42.41
200  $42.42
100  $42.43
200  $42.44
500  $42.45
200  $42.46
200  $42.47
200  $42.48
700  $42.49
100  $42.50
100  $42.52
100  $42.53
100  $42.55
400  $42.56
500  $42.57
200  $42.58
300  $42.59
200  $42.60
400  $42.61
100  $42.62
200  $42.63
100  $42.64
300  $42.65
300  $42.66
100  $42.69
200  $42.71
200  $42.72
100  $42.74
100  $42.80
100  $42.87

On November 23, 2007, the WPL GRAT sold 12,282 shares of Class A Common Stock at an average sale price of $42.0993. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100  $41.91
  500  $41.94
  100  $41.95
  200  $41.96
  900  $41.97
  882  $41.98
  200  $41.99
  200  $42.00
  200  $42.01
  200  $42.02
  200  $42.04
  100  $42.05
  200  $42.06
  500  $42.07
1,000  $42.08
  900  $42.09
  700  $42.10
  600  $42.11
  700  $42.12
  400  $42.13
  500  $42.14
  400  $42.15
  100  $42.17
  300  $42.18
  100  $42.21
  200  $42.22
  300  $42.23
  100  $42.24
  100  $42.27
  500  $42.29
  200  $42.30
  300  $42.31
  200  $42.33
  100  $42.34
  100  $42.35

On November 26, 2007, the WPL GRAT sold 12,282 shares of Class A Common Stock at an average sale price of $42.3557. The information regarding the shares sold that day at each price per share appears in the two columns below:

100  $41.92
100  $41.95
100  $42.07
100  $42.12
100  $42.18
100  $42.20
100  $42.21
482  $42.22
500  $42.23
800  $42.24
700  $42.25
600  $42.26
400  $42.27
200  $42.28
100  $42.30
100  $42.31
100  $42.33
100  $42.34
300  $42.35
300  $42.36
800  $42.37
700  $42.38
600  $42.39
500  $42.40
300  $42.41
100  $42.42
300  $42.43
300  $42.44
300  $42.45
400  $42.46
500  $42.48
500  $42.49
400  $42.50
500  $42.51
100  $42.52
400  $42.53
200  $42.55

Exhibit 99.1 (d)
On November 21, 2007, William P. Lauder ("WPL") sold 5,500 shares of Class A Common Stock at an average sale price of $42.5002. The information regarding the shares sold that day at each price per share appears in the two columns below:

5,400  $42.50
  100  $42.51

On November 26, 2007, WPL sold 60,463 shares of Class A Common Stock at an average sale price of $42.5231. The information regarding the shares sold that day at each price per share appears in the two columns below:

21,010  $42.50
14,790  $42.51
 4,500  $42.52
 1,900  $42.53
 4,900  $42.54
 5,918  $42.55
 1,000  $42.56
 2,745  $42.57
 1,000  $42.58
 1,900  $42.60
   800  $42.61

Exhibit 99.1(e)
After the transactions described in the table and in notes (1), (3),
(5) and (7), the amounts of Class A Common Stock and Class B Common Stock beneficially owned by:

Gary M. Lauder include (i) 285,400 shares of Class A Common Stock held indirectly by the GML Revocable Trust, (ii) 245,621 shares of Class A Common Stock and 1,343,846 shares of Class B Common stock held indirectly as trustee of the GML GRAT Remainder Trust, and
(iii) 245,621 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock held indirectly as trustee of the WPL GRAT Remainder Trust. GML disclaims beneficial ownership of the shares in clauses (i), (ii) and (iii) to the extent he does not have a pecuniary interest in such securities.

WPL include (i) 450,547 shares of Class A Common Stock and
3,262,800 shares of Class B Common Stock held directly,(ii) 5,234 shares of Class A Common Stock and 22,870 shares of Class B
Common Stock, held indirectly by his children, (iii) 245,621 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock held indirectly as trustee of the WPL GRAT Remainder Trust, and
(iv) 245,621 shares of Class A Common Stock and 1,343,846 shares of Class B Common stock held indirectly as trustee of the GML GRAT Remainder Trust. WPL disclaims beneficial ownership of the shares owned by his children and the shares in clauses (iii) and (iv) to the extent he does not have a pecuniary interest in such securities.